EXHIBIT 99.8
                                 ------------

                       The Class 2-A-1 Swap Confirmation






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                                                                  Exhibit 99.8

Deutsche Bank
Aktiengesellschaft


To: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27

Attn:       Ronaldo Reyes

Fax No:     (714) 247-6285

From:       DEUTSCHE BANK AG, NEW YORK BRANCH

Date:       August 23, 2006

Reference:  Global No. N506821N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee on behalf of the Holders of the Class 2-A-1 Certificates for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27 ("Counterparty") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR27 dated as of August 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as Seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement (as defined below).

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of August 30, 2006 (the "Agreement"), between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation


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or the 2000 Definitions shall have the respective meaning assigned in the
Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

 General Terms
 -------------

 Trade Date:                      August 23, 2006

 Effective Date:                  August 30, 2006

 Termination Date:                The earlier to occur of (i) October 25,
                                  2036, and (ii) the date upon which the
                                  Notional Amount has been reduced to zero, subject to adjustment in accordance with the Following Business Day Convention.

 Notional Amount:                 With respect to any Calculation Period, the
                                  lesser of (i) the aggregate Stated Principal
                                  Balance of the Group 2 Mortgage Loans as of the Due Date in the prior calendar month
                                  (after giving effect to Principal
                                  Prepayments received in the Prepayment
                                  Period related to that prior Due Date) and
                                  (ii) the Class Certificate Balance of the
                                  Class 2-A-1 Certificates immediately prior to the Distribution Date occurring in the calendar month in which such Calculation
                                  Period ends.

 Floating Amount I:
 -----------------

       Floating Rate I Payer:     DBAG

       Floating Rate I Payer      Early Payment shall be applicable. For each
       Payment Dates:             Calculation Period, the Floating Rate Payer
                                  Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                  Period End Date.

       Floating Rate I Payer      The 25th of each month in each year from
       Period End Dates:          (and including) September 25, 2006 to (and
                                  including) the Termination Date, subject to adjustment in accordance with the Following
                                  Business Day Convention.

       Floating Rate I Option:    USD-LIBOR-BBA.

       Designated Maturity:       One Month

       Spread: On or prior to the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.13% and following the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.26%.

       Floating Rate I Day        Actual/360
       Count Fraction:



                                       2
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       Reset Dates:               The first day of each Calculation Period.

       Compounding:               Inapplicable



 Floating Amount II:
 ------------------

       Floating Rate II Payer:    Counterparty

       Floating Rate II Payer     The 25th of each month in each year from
       Payment Dates:             (and including) September 25, 2006 to (and
                                  including) the Termination Date, subject to adjustment in accordance with the Following
                                  Business Day Convention.

       Floating Rate II:          On or prior to the Optional Termination Date
                                  (as defined in the Pooling and Servicing
                                  Agreement) the lesser of (i) the sum of (A)
                                  USD-LIBOR-BBA plus 0.13% and (B) 0.06% and
                                  (ii) the Weighted Average Adjusted Net
                                  Mortgage Rate (as defined in the Pooling and Servicing Agreement).

                                  Following the Optional Termination Date (as defined in the Pooling and Servicing Agreement) the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.26% and (B) 0.12% and
                                  (ii) the Weighted Average Adjusted Net
                                  Mortgage Rate (as defined in the Pooling and Servicing Agreement).

       Designated Maturity:       One Month

       Floating Rate II Day       Actual/360
       Count Fraction:

       Reset Dates:               The first day of each Calculation Period.

       Compounding:               Inapplicable



 Business Days:                   New York

 Amendment to Section 2(c)        Notwithstanding anything to the contrary in
 of the Agreement:                Section 2(c) of the Agreement, amounts that
                                  are payable with respect to Calculation
                                  Periods which end in the same calendar month
                                  (prior to any adjustment of period end
                                  dates) shall be netted, as provided in
                                  Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of Doubt, payments on Early Termination determined pursuant to
                                  Section 6(e) shall be determined


                                       3
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                                  separately for each Transaction under the
                                  Agreement and the netting provisions of
                                  Section 2(c) of the Agreement shall not
                                  apply to such payments.

                                  Notwithstanding anything to the contrary in this Confirmation, if for any Calculation Period, Floating Amount I is greater then Floating Amount II, than DBAG's netted payment under this Confirmation shall be the greater of (i) zero and (ii) (a) (Floating Amount I minus Floating Amount II) minus (b) the Class 2-A-1 Amount (as defined in the Pooling and Servicing Agreement).

 Procedural Terms:
 ----------------

 Account Details:

       Payments to DBAG:          Deutsche Bank Trust Company Americas,
                                  New York
                                  Acct# 01 473 969
                                  Swift Code: BKTRUS33

       Payments to Counterparty:  Deutsche Bank Trust Company - Americas
                                  ABA # 021001033
                                  Bene Acct. # 014-19-663
                                  Bene Acct. Name NYLTD Funds Control - Stars
                                  West
                                  Ref: N506821N
 Assignment:                      DBAG will not unreasonably withhold or delay
                                  its consent to an assignment of this
                                  Transaction to any other third party.




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Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of                       For and on behalf of
DEUTSCHE BANK AG, NEW YORK BRANCH          DEUTSCHE BANK NATIONAL TRUST
(RMBS Derivatives Desk)                    COMPANY, not in its individual or
                                           corporate capacity but solely as
                                           Swap Trustee for the Swap Trust for
                                           IndyMac INDX Mortgage Loan Trust
                                           2006-AR27

/s/ Diane Anderson                         /s/ Amy Stoddard
----------------------------------         ------------------------------------
Name: Diane Anderson                       Name: Amy Stoddard
Title: AVP                                 Title:  Authorized Signer
Date:
/s/ Mathew Hoff
----------------------------------
Name: Mathew Hoff
Title: AVP
Date: